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Exhibit 32.2

CERTIFICATION PURSUANT TO RULE 13a-14(a) AND RULE 15d-14(a)
SECTION 1350, CHAPTER 63 OF TITLE 18 OF THE UNITED STATE CODE,
AS ADOPTED PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002

        In connection with the Annual Report on Form 10-K/A for the year ended November 30, 2002, (the "Report") of Audiovox Corporation (the "Company"), as filed with the Securities and Exchange Commission on the date hereof, I, Charles M. Stoehr, the Chief Financial Officer of the Company certify, to the best of my knowledge, that:

        (1)   The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

        (2)   The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ CHARLES M. STOEHR Charles M. Stoehr Chief Financial Officer October 7, 2004

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  Exhibit 32.2
CERTIFICATION PURSUANT TO RULE 13a-14(a) AND RULE 15d-14(a) SECTION 1350, CHAPTER 63 OF TITLE 18 OF THE UNITED STATE CODE, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002